UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                        August 26, 2005 (August 26, 2005)
                        ---------------------------------


                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     0-23340                51-0332317
        --------                     -------                ----------
     (State or other               (Commission            (IRS Employer
       jurisdiction                File Number)        Identification Number)
     of incorporation


   105 Westpark Drive, Suite 200, Brentwood, Tennessee          37027
   ---------------------------------------------------          -----
         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure

     America Service Group Inc. (the "Company") announced that its subsidiary, Prison Health Services, Inc., has been informed today by the Hillsborough County (Florida) Sheriff's Office that, as a result of a rebid process, it has not been selected to enter negotiations for a new inmate healthcare services contract scheduled to start October 1, 2005. The Company also announced that it is revising its previously announced guidance for the full-year 2005 results. The press release is attached as Exhibit 99.1.

     This information in this report shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.


Item 9.01.   Financial Statements and Exhibits.

             (c)     Exhibits.

                     99.1    Press Release dated August 26, 2005.



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                                   Signatures
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICA SERVICE GROUP INC.



Date: August 26, 2005                  By: /s/ Michael Taylor
                                           -------------------------------------
                                           Michael Taylor
                                           Senior Vice President and Chief
                                            Financial Officer



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                                  EXHIBIT INDEX


Exhibit
Number         Description of Exhibits
------         -----------------------

  99.1         Press release dated August 26, 2005.